Exhibit 10
                                                                      ----------


                            SHARE EXCHANGE AGREEMENT



          This SHARE EXCHANGE AGREEMENT: (this "Agreement") is entered into as of this 21st day of November, 2003 by and among, Global Decs Corp., a Utah corporation ("Global"), and Western Sierra, Inc., an Oklahoma corporation ("Western") and the persons identified in Exhibit A (collectively, the "Western Stockholders"). The signatories may hereinafter also be referred to jointly as the "Parties".

                                    RECITALS

     The Western Stockholders own in the aggregate Four Million (4,000,000) shares of common stock of Western, which shares constitute all of the issued and outstanding capital stock of Western (the "Western Shares").

     The Parties desire to effect the exchange of shares of common stock of Global determined as set forth below, for the Western Shares upon the terms and subject to the conditions set forth herein.

     For federal income tax purposes, it is intended that the exchange shall qualify as a "reorganization" within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the "Code") and the parties intend to adopt this Agreement as a "plan of reorganization" under Section 368(a) of the Code and the Treasury Regulations there under.



     The Parties therefore agree as follows:

1. Exchange of Shares. Upon the terms and subject to the conditions set forth in this Agreement:

     (a) Transfer of Western Shares. The Western Stockholders will convey, assign, transfer and deliver to Global all of the Western Shares held by them as set forth in Exhibit A.

     (b) Issuance of Global Shares. In exchange for the Western Shares, Global shall issue and deliver to the Western Shareholders:

         At the Effective Time (as defined below), Global will issue to the shareholders of Western five (5) shares of Global for each share held by the Western shareholder as of the Effective Time then owned by the Western Stockholders (the "Purchase Price Shares"); as set forth in Exhibit A.

     (c) Effective Time. The Effective Time shall be the first day of the month following the Closing Date.

2. Closing. The closing of the transactions contemplated hereby (the "Closing") shall be held at the offices of Global, located at 2750 Cisco Drive South, Lake Havasu City Arizona, at 10:00 a.m., local time, on November 20th , 2003 or within five (5) days after the conditions contained in this Agreement have been

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satisfied or waived, or at such other place and time as may be agreed upon by the Parties, but in no event later than ten (10) days from the execution of this Agreement unless further extended by agreement of the parties. The time and date of the Closing is referred to herein as the "Closing Date."

At the Closing,

     (a) Appointment of Global Directors and Officers.

          (i) The following persons shall become the Board of Directors of Global.

               C.B. Johnson                       Director and Chairman

               Michael M. Chaffee                 Director

               C,J. Johnson                       Director

               Raymond F. Wright                  Director

               Christopher Holmes                 Director

               Dennis Atkins                      Director

               Scott Fishburn                     Director




          (ii) The following persons shall become the officers of Global.


               Michael M. Chaffee        President and Chief Executive Officer
               C.J. Johnson              Vice President and Chief Operating
                                         Officer

               Dennis Atkins             Treasurer, Chief Financial Officer

     (c) Delivery of Other Instruments. The Parties shall deliver such, certificates, opinions and other documents as are specified in Sections 8 -- Conditions Precedent to Performance of Global and the Western Stockholders, 9 -- Conditions Precedent to the Performance of Global and 10-- Conditions Precedent to Performance of the Western Stockholders.

     (d) Transfer Taxes. Each party shall be responsible for its own transfer and similar taxes assessed or payable in connection with the sale and transfer of the Western Shares or Purchase Price Shares, as the case may be, and the transactions contemplated hereby.

3. Representations and Warranties of Global. Global represents and warrants to Western and the Western Stockholders as follows:

     (a) Organization. Global is a corporation duly organized, validly existing and in good standing under the laws of the State of Utah, and has all requisite corporate power and authority to own, lease and operate its properties and to carry on its business as now being conducted. Global is duly qualified to do business and in good standing as a foreign corporation in the jurisdictions in which the property owned, leased or operated by Global or the nature of the

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business conducted by it makes such qualification necessary. True, accurate and complete copies of its Certificate of Incorporation and By-Laws are attached as exhibits to the SEC Reports (as defined below). Global is not in violation of any of the provisions of its Certificate of Incorporation or By-Laws.

     (b) Authority. Global has full corporate power and authority to execute and deliver this Agreement and to consummate the transactions contemplated hereby. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby have been duly and validly authorized by the Board of Directors of Global and no other corporate proceedings on the part of Global are necessary to authorize this Agreement or to consummate the transactions contemplated hereby. This Agreement has been duly authorized, executed and delivered by Global and constitutes a legal, valid and binding obligation of Global, enforceable against it in accordance with its terms.

     (c) Capitalization.

         (i) Global has authorized capital stock of 100,000,000 shares of common stock, par value $0. 001 per share, of which 2,487,685 shares will be issued and outstanding at the time of closing, All issued and outstanding shares of capital stock of Global have been duly authorized, validly issued, fully paid, are non-assessable and free of preemptive rights. There are no convertible securities, options, warrants, subscription calls or other rights or agreements, arrangements or commitments obligating Global to issue, transfer or sell any of its securities. None of such issued and outstanding shares is the subject of any voting trust agreement or other agreement relating to the voting thereof or restricting in any way the sale or transfer thereof. All of such shares have been issued in compliance with all applicable Federal and State Securities laws.

         (ii) The issuance, sale and delivery of the Purchase Price Shares has been duly authorized by all required corporate action on the part of Global. The Purchase Price Shares when issued and paid for in accordance with this Agreement, will be validly issued, fully paid and non-assessable, with no personal liability attaching to the ownership thereof and will be free and clear of all Liens.

     (d) No Conflict; Required Filings and Consents.

         (i) The execution and delivery of this Agreement does not, and the consummation of the transactions contemplated hereby will not, (i) conflict with or violate any law, regulation, court order, judgment or decree, (ii) violate or conflict with the Certificate of Incorporation or By-Laws of Global, or (iii) result in any breach of or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination or cancellation of any Contract, permit, license or franchise to which Global is bound or affected, except for conflicts, violations, breaches or defaults which, in the aggregate, would not have a material adverse effect on the business, operations, Assets, Liabilities, condition (financial or otherwise), results of operations or prospects of Global.

         (ii) Except for the filing of Forms 8-K, the execution, delivery or performance of this Agreement does not, and the consummation of the transaction contemplated hereby will not require any notice, report or other filing with any governmental authority, domestic or foreign, or require any waiver, consent,

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approval or authorization of any Person or any governmental or regulatory authority, domestic or foreign.

     (e) SEC Reports. The common stock of Global is registered under Section 12(g) of the Exchange Act, and is quoted in the Pink Sheets, and Global is currently subject to the periodic reporting requirements of Section 13 or
Section 15(d) of the Exchange Act. Global has filed all reports required to be filed by it pursuant to the Exchange Act and the regulations promulgated there under through the date hereof. Global has previously delivered to Western a true and complete copy of its Annual Report on Form 10-K for the fiscal year ended September 31, 2003 and with each report subsequently filed by Global with the Securities and Exchange Commission. The documents filed with the SEC prior to the date of this Agreement are referred to in this Agreement as the "SEC Documents." As of the filing date, the SEC Documents complied in all material respects with the requirements of the Exchange Act, and the SEC Documents do not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements made therein, in light of the circumstances in which they were made, not misleading. The financial statements of Global, including the notes thereto, included in the SEC Documents (the "Global Financial Statements") comply as to form in all material respects with applicable accounting requirements and with the published rules and regulations of the SEC with respect thereto, have been prepared in accordance with GAAP consistently applied (except as may be indicated in the notes thereto) and fairly present the consolidated financial position of Global at the dates thereof and of its operations and cash flows for the periods then ended. There has been no change in Global' accounting policies or estimates except as described in the notes to the Global Financial Statements. Global has no material obligations other than (i) those set forth in the Global Financial Statements and (ii) those not required to be set forth in the Global Financial Statements under GAAP.

     (f) Real and Personal Property. Global does not own any real property and does not lease any property which is material to the operation of the business, which, would result in any material liability if the lease were terminated prior to the expiration of the term thereof or would interfere with the business of Global if it was required to vacate such premises.

     (g) No Undisclosed Liabilities. Except as set forth in the Global Financial Statements, Global has no direct or indirect Liabilities, whether due or to become due, arising out of transactions entered into prior to the date hereof, or arising out of any state of facts existing on the date hereof.

     (h) Absence of Certain Changes. Since the date of the most recent SEC Document referred to in Section 7 -- SEC Reports, (i) there has been no material adverse change in the condition (financial or otherwise), Assets, Liabilities, results of operations, business or prospects of Global and (ii) nothing has occurred relative to the business or prospects of Global which would have a material adverse effect on the future business of Global.

     (i) Tax Matters. Global has filed (or received an appropriate extension of time to file) all tax returns required to be filed by it, has paid all taxes due whether identified on the tax returns or otherwise, and has made appropriate provision for any taxes not yet due, and all such tax returns were, are and will be true, correct and complete. No Assets of Global, and no Assets used in the business of Global, are subject to any Liens for taxes.

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     (j) Entire Business. No portion of the business of Global is conducted by any of its Affiliates or any third party and all of the Assets necessary for the conduct of the business of Global as presently conducted are owned by Global.

     (k) Litigation. No investigation or review by any governmental entity or regulatory body, foreign or domestic, with respect to Global is pending or, to the knowledge of Global, threatened against Global, and no governmental entity or regulatory body has advised Global of an intention to conduct any such investigation or review. There is no claim, action, suit, investigation or proceeding pending or, to the knowledge of Global, threatened against or affecting Global at law or in equity or before any federal, state, municipal or other governmental entity or regulatory body, or which challenges the validity of this Agreement or any action taken or to be taken by Global pursuant to this Agreement. As of the date hereof, Global is not subject to, nor is there in existence, any outstanding judgment, award, order, writ, injunction or decree of any court, governmental entity or regulatory body relating to Global.

     (l) Employee Benefit Plans. Global neither maintains nor contributes to, or is required to maintain or contribute to any Employee Benefit Plan.

     (m) Contracts. Global has previously provided Western access to true, correct and complete copies of all Contracts to which Global is a party. All such Contracts have been duly authorized and delivered, are in full force and effect and constitute the valid and binding obligations of the respective parties thereto enforceable in accordance with their respective terms. As to such Contracts, (i) there are no existing breaches or defaults by Global thereunder or, to the knowledge of Global, by the other parties to such Contracts; (ii) no event, act or omission has occurred or, as a result of the consummation of the transactions contemplated hereby, will occur which (with or without notice, lapse of time or the happening or occurrence of any other event) would result in a default by Global thereunder or give cause for termination thereof, provided that insofar as the foregoing representation involves the actions or omissions of parties other than Global, it shall be limited to the knowledge of Global; (iii) none of them will result in any loss to Global upon completion or performance thereof; and (iv) none of the parties to Contracts has expressed an indication to Global of its intention to cancel, renegotiate or exercise or not exercise any option under any such Contracts

     (n) Intellectual property.

         Agreements. Global Intellectual Property Assets (Exhibit B) contains a complete and accurate list and summary description, including any royalties paid or received by Global, of all contracts relating to the Intellectual Property Assets to which Global is a party or by which Global is bound, except for any license implied by the sale of a product and perpetual, paid-up licenses for commonly available software programs with a value of less than $500 under which Global is the licensee. There are none outstanding and, to Global's knowledge, no threatened, disputes or disagreements with respect to any such agreement.

     (o) Licenses, Permits and Consents; Compliance with Applicable Law.

         (i) Global has all licenses and permits which individually or in the aggregate are material to the conduct of the business of Global and all of such licenses and permits are in full force and effect as of the date hereof and will remain in full force and effect following the consummation of the transactions contemplated hereby.

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         (ii) Global is not in violation or breach of any, and the business and operations of Global comply in all material respects and are being conducted in accordance with, all governing laws, regulations and ordinances applicable thereto and Global is not in violation of or in default under, any judgment, award, order, writ, injunction or decree of any court, arbitration tribunal, governmental entity or regulatory body.

     (p) Environmental, Health and Safety Matters. Global and its predecessors have at all times complied with, and Global is presently in compliance with, all environmental, health, and safety requirements required by applicable law.

     (q) Absence of Certain Business Practices. Neither Global nor its directors, officers, employees or agents nor any other Person acting on its or their behalf has, directly or indirectly, within the past five (5) years given or agreed to give any gift or similar benefit to any customer, supplier, governmental employee or other Person who is or may be in a position to help or hinder the business of Global or assist Global in connection with any actual or proposed transaction which (i) might subject Global to any damage or penalty in any civil, criminal or governmental litigation or proceeding, (ii) might have had a material adverse effect on Global if not given in the past or (iii) might materially adversely affect the condition (financial or otherwise), business, Assets, Liabilities, operations or prospects of Global or which might subject Global to suit or penalty in any private or governmental litigation or proceeding if not continued in the future.

     (r) Employee Compensation.

         (i) Global has not, because of past practices or previous commitments with respect to its employees, consultants or agents, established any rights on the part of any employees, consultants or agents to receive additional compensation with respect to any period after the Closing Date.

         (ii) Global is not a party to any employment, severance, termination, consulting, bonus, profit sharing, percentage compensation, deferred compensation, stock purchase or stock option plans or other compensation plans, agreements, commitments or arrangements with any present or former directors, officers, employees, consultants or agents thereof or any of their Affiliates.

     (s) Finder's Fee. There is no investment banker, broker, finder or other intermediary which has been retained by, or is authorized to act on behalf of Global or its Affiliates who might be entitled to any fee or commission from Western, from Global or from any of the Western Stockholders upon the consummation of the transactions contemplated hereby or thereafter.

     (t) Accuracy of Representations. The representations and warranties made by Global in this Agreement, and in any certificate or schedule referenced hereby or attached hereto, do not contain, and will not contain, any statement which is false or misleading with respect to any material fact and do not and will not omit to state a material fact required to be stated herein or therein or necessary in order to make the statements contained herein or therein not materially false or misleading. There is no fact or condition which could have a material adverse effect on Global which has not been set forth in this Agreement or described in the Schedules hereto.

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4. Representations and Warranties of the Western Stockholders. Each of the
Western Stockholders, severally and not jointly, represents and warrants to Global as follows:

     (a) Ownership of Shares. Such Stockholder is the record and beneficial owner of the number of Western Shares indicated in Exhibit A, free and clear of any Liens or encumbrance.

     (b) Authority to Transfer. Such Stockholder has full right and authority to transfer the Western Shares pursuant to the terms of this Agreement.

     (c) Securities Law Acknowledgments. Such Stockholder is aware that the Purchase Price Shares are being and will be issued to the Western Stockholders in reliance on specific exemptions from the registration requirements of federal and state securities laws. Such Stockholder and any transferee of such Stockholder will not sell or otherwise transfer the Purchase Price Shares without registration under the Securities Act or an exemption therefrom, and fully understands and agrees that such Stockholder or any such transferee must bear the economic risk of holding the Purchase Price Shares for an indefinite period of time because, among other reasons, the Purchase Price Shares have not been registered under the Securities Act or under the securities laws of certain states and, therefore, cannot be resold, pledged, assigned or otherwise disposed of unless the securities are subsequently registered under the Securities Act and under the applicable securities laws of such states or unless an exemption from such registration is available in the opinion of counsel for the holder, which counsel and opinion are reasonably satisfactory to counsel for Global. Each Western Stockholder is acquiring the Purchase Price Shares for the account of such Western Stockholder for investment and not with a view to resale or distribution except in compliance with the Securities Act.

     (d) Accuracy of Representations. The representations and warranties made by such Western Stockholder in this Agreement, and in any certificate or schedule referenced hereby or attached hereto, do not contain, and will not contain, any statement which is false or misleading with respect to any material fact and do not and will not omit to state a material fact required to be stated herein or therein or necessary in order to make the statements contained herein or therein not materially false or misleading.

5. Representations and Warranties of Western. Western represents and warrants to Global as follows.

     (a) Organization and Authority. Western is a corporation duly organized, validly existing and in good standing under the laws of the state of Oklahoma and has all requisite corporate power and authority to own, lease and operate its properties and to carry on its business as now being conducted. Western has heretofore delivered to Global true, accurate and complete copies of its Certificate of Incorporation and Bylaws.

     (b) Capitalization. Western has authorized capital stock of 25,000,000 common shares of which 4,000,000 Western Shares are issued and outstanding as of the date hereof. The Western Shares have been duly authorized, validly issued,

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fully paid, are non-assessable and free of preemptive rights. There are no convertible securities, options, warrants, subscription calls or other rights or agreements, arrangements or commitments obligating Western to issue, transfer or sell any of its securities. None of such issued and outstanding shares is the subject of any voting trust agreement or other agreement relating to the voting thereof or restricting in any way the sale or transfer thereof, a complete list of shareholders is attached hereto and made part of this Agreement as Exhibit F.

     (c) No Conflict; Required Filings and Consents.

         (i) The execution and delivery of this Agreement does not, and the consummation of the transactions contemplated hereby will not, (i) conflict with or violate any law, regulation, court order, judgment or decree applicable to Western, (ii) result in any breach of or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination or cancellation of any Contract, permit, license or franchise to which Western is a party or is bound or affected, which conflict, violation, breach, default or right of termination or cancellation would have a material adverse effect on the business, operations, Assets, Liabilities, condition (financial or otherwise), results of operations or prospects of Western or impair the Western Stockholders' ability to consummate the transactions contemplated hereby.

         (ii) The execution, delivery or performance of this Agreement does not, and the consummation of the transactions contemplated hereby will not require any notice, report or other filing with any governmental authority, domestic or foreign, or require any waiver, consent, approval or authorization of any Person or any governmental or regulatory authority, domestic or foreign except as otherwise set forth herein.

     (d) Financial Statements. Western has delivered to Global:

         (i) a balance sheet of Western as of September 30th , 2003 (including the notes thereto, the "Western Balance Sheet"), and the related statements of income, changes in stockholders' equity, and cash flow for the fiscal year then ended, together with the report thereon of Hunter Atkins and Russell., independent certified public accountants, and

         (ii) an unaudited consolidated balance sheet of Western as of November 15th , 2003 and the related unaudited consolidated statements of income, changes in stockholders' equity, and cash flow for the period then ended, including in each case the notes thereto (the "Western Interim Financial Statements").

Such financial statements and notes fairly present the financial condition and the results of operations, changes in stockholders' equity, and cash flow of Western as at the respective dates of and for the periods referred to in such financial statements, all in accordance with GAAP, subject, in the case of interim financial statements, to normal recurring year-end adjustments and the absence of notes; the financial statements referred to in Exhibit C --Financial Statements reflect the consistent application of such accounting principles throughout the periods involved.

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     (e) Real and Personal Property.

         Except as set forth in Exhibit C, Western does not own any real property and does not lease any property which is material to the operation of the business, would result in any material liability if the lease were terminated prior to the expiration of the term thereof, or would interfere with the business of Western if it was required to vacate such premises.

         (ii) Western has good and marketable title to, or valid leasehold or license interests in, all other Assets used or held for use in the conduct of its business, including, without limitation, the Assets reflected on its books and records or acquired after the date thereof (other than those which have been disposed of in the ordinary course of business since such date), free and clear of any Liens, other than Liens listed in Exhibit C -- Western Real and Personal Property and Liens for taxes not yet due and payable. All of the Assets owned or leased by Western are in all material respects in good condition and repair, ordinary wear and tear excepted, and well maintained.

     (f) No Undisclosed Liabilities. Except as set forth in the financial statements referred to in Exhibit C-- Financial Statements, Western has no direct or indirect Liabilities, whether due or to become due, arising out of transactions entered into prior to the date hereof, or arising out of any state of facts existing on the date hereof.

     (g) Absence of Certain Changes. Since the date of the Western Interim Balance Sheet, there has been no material adverse change in the condition (financial or otherwise), Assets, Liabilities, results of operations, business or prospects of Western and (ii) nothing has occurred relative to the business or prospects of Western which would have a material adverse effect on the future business of Western.

     (h) Tax Matters. Western has filed (or received an appropriate extension of time to file) all tax returns required to be filed by it, has paid all taxes due whether identified on the tax returns or otherwise, and has made appropriate provision for any taxes not yet due, and all such tax returns were, are and will be true, correct and complete. No Assets of Western, and no Assets used in the business of Western, are subject to any Liens for taxes.

     (i) Entire Business. No portion of the business of Western is conducted by any of its Affiliates or any third party and all of the Assets necessary for the conduct of the business of Western as presently conducted are owned or leased by Western. All such Assets are exclusively owned or leased and used by Western and not by any of its Affiliates or any other third party.

     (j) Litigation. No investigation or review by any governmental nor any other entity or regulatory body, foreign or domestic, with respect to Western is pending or, to the knowledge of the Western Stockholders, threatened against Western, and no governmental entity or regulatory body has advised Western of an intention to conduct any such investigation or review. There is no claim, action, suit, investigation or proceeding pending or, to the knowledge of Western, threatened against or affecting Western at law or in equity or before any federal, state, municipal or other governmental entity or regulatory body, or which challenges the validity of this Agreement or any action taken or to be taken by Western pursuant to this Agreement. As of the date hereof, Western is not subject to, nor is there in existence, any outstanding judgment, award, order, writ, injunction or decree of any court, governmental entity or regulatory body relating to Western.

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     (k) Employee Benefit Plans. Western neither maintains nor contributes to, or is required to maintain or contribute to any Employee Benefit Plan.

     (l) Contracts. Western has previously provided to Global access to true, correct and complete copies of all Contracts to which Western is a party. All such Contracts have been duly authorized and delivered, are in full force and effect and constitute the valid and binding obligations of the respective parties thereto enforceable in accordance with their respective terms. As to such Contracts, (i) there are no existing breaches or defaults by Western thereunder or, to the knowledge of Western, by the other parties to such Contracts; (ii) no event, act or omission has occurred or, as a result of the consummation of the transactions contemplated hereby, will occur which (with or without notice, lapse of time or the happening or occurrence of any other event) would result in a default by Western thereunder or give cause for termination thereof; (iii) none of them will result in any loss to Western upon completion or performance thereof; and (iv) none of the parties to Contracts have expressed an indication to Western of their intention to cancel, renegotiate or exercise or not exercise any option under any such Contracts.

     (m) Intellectual property.

         Agreements. Exhibit D contains a complete and accurate list and summary description, including any royalties paid or received by Western, of all contracts relating to the Intellectual Property Assets to which Western is a party or by which Western is bound, except for any license implied by the sale of a product and perpetual, paid-up licenses for commonly available software programs with a value of less than $500 under which Western is the licensee. There are no outstanding and, to Western's knowledge, no threatened, disputes or disagreements with respect to any such agreement.

     (n) Licenses, Permits and Consents; Compliance with Applicable Law.

         (i) Western has all licenses and permits which individually or in the aggregate are material to the conduct of the business of Western or any of its employees by reason of such employee's activities on behalf of Western under applicable law or by any federal, state, local or foreign governmental entity or regulatory body for the operation of the business of Western, and all of such licenses and permits are in full force and effect as of the date hereof and will remain in full force and effect following the consummation of the transactions contemplated hereby. Western has not received notice and, to the knowledge of Western, there is no reason to believe, that any appropriate authority intends to cancel or terminate any of such licenses or permits or that valid grounds for such cancellation or termination currently exist.

         (ii) Western is not in violation or breach of any, and the business and operations of Western comply in all material respects and are being conducted in accordance with, all governing laws, regulations and ordinances applicable thereto and Western is not in violation of or in default under, any judgment, award, order, writ, injunction or decree of any court, arbitration tribunal, governmental entity or regulatory body.

     (o) Environmental, Health and Safety Matters. Western has at all times complied with, and Western is presently in compliance with, all environmental, health, and safety requirements required by applicable law.

     (p) Absence of Certain Business Practices. Neither Western nor its directors, officers, employees or agents nor any other Person acting on its or their behalf has, directly or indirectly, within the past five (5) years given

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or agreed to give any gift or similar benefit to any customer, supplier, governmental employee or other Person who is or may be in a position to help or hinder the business of Western or assist Western in connection with any actual or proposed transaction which (i) might subject Western to any damage or penalty in any civil, criminal or governmental litigation or proceeding, (ii) might have had a material adverse effect on Western if not given in the past or (iii) might materially adversely affect the condition (financial or otherwise), business, Assets, Liabilities, operations or prospects of Western or which might subject Western to suit or penalty in any private or governmental litigation or proceeding if not continued in the future.

     (q) Employee Compensation. Western is not a party to any employment, severance, termination, consulting, bonus, profit sharing, percentage compensation, deferred compensation, stock purchase or stock option plans or other compensation plans, agreements, commitments or arrangements with any present or former directors, officers, employees, consultants or agents thereof or any of their Affiliates.

     (r) Finder's Fee. There is no investment banker, broker, finder or other intermediary which has been retained by, or is authorized to act on behalf of Western who might be entitled to any fee or commission from Global or any of its Affiliates upon the consummation of the transactions contemplated by this Agreement.

     (s) Accuracy of Representations. The representations and warranties made by Western in this Agreement, and in any certificate or schedule referenced hereby or attached hereto, do not contain, and will not contain, any statement which is false or misleading with respect to any material fact and do not and will not omit to state a material fact required to be stated herein or therein or necessary in order to make the statements contained herein or therein not materially false or misleading. There is no fact or condition which could have a material adverse effect on Western which has not been set forth in this Agreement or described in the Schedules hereto.

6. Covenants.

     (a) Consents. Each of Global and Western shall use its best efforts to obtain, at its expense, all consents, approvals and waivers of third Persons or governmental entities or regulatory bodies required to consummate the transactions contemplated hereby.

     (b) Public Announcements. Each of Global and Western will consult with one another before issuing any press release or otherwise making any public statement with respect to the transactions contemplated hereby and shall not, except as may be required by law or any listing agreements with any national securities exchange, issue any such press release or make any such public statement without the approval of one another.

     (c) Confidentiality. Between the date of this Agreement and the Closing Date, each of the Parties will maintain in confidence, and will cause the directors, officers, employees, agents, and advisors of the Parties to maintain in confidence, and not use to the detriment of another Party any written, oral, or other information obtained in confidence from another party in connection

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


with this Agreement or the transactions contemplated hereby, unless (a) such information is already known to such party or to others not bound by a duty of confidentiality or such information becomes publicly available through no fault of such party, (b) the use of such information is necessary or appropriate in making any filing or obtaining any consent or approval required for the consummation of the transactions contemplated hereby, or (c) the furnishing or use of such information is required by legal proceedings. If the transactions contemplated hereby are not consummated, each party will return or destroy as much of such written information as the other party may reasonably request.

     (d) Expenses. Except as otherwise provided herein, whether or not the transactions contemplated hereby are consummated, all expenses incurred in connection with this Agreement and the transactions contemplated hereby shall be the obligation of the party incurring such expenses.

     (e) Conduct of Business. From the date hereof until the Closing Date, each of Global and Western shall:

         (i) Use its best efforts to maintain and preserve its business organization intact, retain its present employees so that they will be available after the Closing Date.

         (ii) Other than as contemplated by this Agreement, not change its articles of incorporation or bylaws.

          (ii) Other than as contemplated by this Agreement, not make any change in its authorized or issued capital stock, preferred stock or issue, encumber, purchase or otherwise acquire any of its capital stock or preferred stock other than as provided for in this Agreement.

         (iii) Western warrants to Global that all mining projects being pursued by its officers, directors or personnel are priority to Global and will accrue to the benefit of Global and its shareholders.

     (f) Shareholders' Meeting. Each of Global and Western, to the extent required by law, will submit this Agreement to its shareholders with a favorable recommendation by its Board of Directors and will use its best efforts to obtain the requisite shareholder approval.

     (g) No Solicitation. From the date hereof to the Closing Date, each of the Parties will not, and each will direct and otherwise use its best efforts to cause its officers, directors, financial advisors, counsel and other agents, not to, (i) directly or indirectly solicit, encourage or facilitate (including by way of furnishing any non-public information concerning the Parties) the submission of proposals or offers from any person thereof relating to any acquisition or purchase of all or a material part of the stock or assets of, or any merger, consolidation or business combination with, Global or Western (an "Acquisition Proposal"), or (ii) participate in any discussions or negotiations regarding, or furnish any non-public information to any person other than to Global or Western and their representatives in connection with, any Acquisition Proposal by any person. Each of the Parties shall immediately cease and cause to be terminated any existing discussions or negotiations with any Parties conducted heretofore with respect to the foregoing.

     (h) Access to Information.

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


         (i) Between the date of this Agreement and the Closing Date each of Global and Western shall give the other, their respective officers, directors, financial advisors, counsel and other agents access to its officers and to all of its books and records, permit them to make such inspections as they may require and shall cause its officers, directors and employees to furnish them with such financial and operating data and other information with respect to their business and properties as they from time to time reasonably request, and as may be necessary to establish the performance of the covenants under this Agreement and the accuracy of its representations and warranties herein, and in connection with its preparation of any filing or submission to any governmental entity or regulatory body.

         (ii) Each of the Parties shall hold, and shall use their best efforts to cause their respective officers, directors, financial advisors, counsel and other agents to hold, in strict confidence, unless compelled to disclose by judicial or administrative process, or, in the opinion of their counsel, by other requirements of law, all documents and information concerning Global or Western, as the case may be, furnished to the other in connection with the transactions contemplated by this Agreement (except to the extent that such information can be shown to have been (i) in the public domain through no fault of the disclosing party or any of its respective affiliates; or (ii) later lawfully acquired without the breach of any other agreement).

         (i) Best Efforts. Subject to the terms and conditions herein provided, each of the Parties shall to use its best efforts to take, or cause to be taken, all action, and to do, or cause to be done, all things necessary, proper or advisable under applicable laws and regulations, including to make all required submissions or filings with governmental entities and regulatory bodies, to consummate and make effective the transactions contemplated by this Agreement. If at any time after the Closing Date any further action is necessary or desirable to carry out the purposes of this Agreement, the proper officers and directors of each party to this Agreement shall take all such necessary action. Global, Western and the Western Stockholders will execute any additional instruments necessary to consummate the transactions contemplate hereby.

7. Additional Covenant of Global.

         Additional SEC Filings. Global will timely file all reports and other documents required to be filed with the SEC by it after the date of this Agreement, and will furnish to Western and the Western Stockholders, promptly after filing, true and complete copies of such documents. All such documents shall comply in all material respects with the requirements of the Exchange Act, and shall not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements made therein, in light of the circumstances in which they were made, not misleading.

8. Conditions Precedent to the Performance of Global and the Western Stockholders. The obligations of each of Global and the Western Stockholders under this Agreement are subject to conditions, which may be waived in whole or in part by either or both of them at its election.

9. Conditions Precedent to the Performance of Global. The obligations of Global under this Agreement are subject to the following conditions which may be waived in whole or in part by Global at its election:

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


     (a) Bring Down of Representations and Warranties. The representations and warranties of Western and each of the Western Stockholders in this Agreement shall be true and correct in all material respects on the Closing Date with the same force and effect as if made on and as of the Closing Date, and Western and the Western Stockholders shall have performed or complied in all material respects with all agreements, conditions and covenants required by this Agreement to be performed or complied with by them on or before the Closing Date.

     (b) Consents. Western shall have obtained all approvals, authorizations and consents required to consummate the transactions contemplated hereby upon terms and subject to conditions satisfactory to Global in its sole discretion and they shall be in full force and effect. Global shall have been furnished with appropriate evidence, reasonably satisfactory to it and its counsel, of the granting of such approvals, authorizations and consents.

     (c) Opinion of Counsel. Western and the Western Stockholders shall have delivered to Global the opinion of Mr. Steven Siskind, counsel to Western and the Western Stockholders, dated as of the Closing Date, in the form of Exhibit E.

10. Conditions Precedent to the Performance of the Western Stockholders. The obligations of the Western Stockholders under this Agreement are subject to the following conditions which may be waived in whole or in part by the Western Stockholders at their election:

     (a) Bring Down of Representations and Warranties. The representations and warranties of Global contained in this Agreement shall be true and correct in all material respects on and as at the Closing Date with the same force and effect as if made on and as of the Closing Date, and Global shall have performed or complied in all material respects with all agreements, conditions and covenants required by this Agreement to be performed or complied with by it on or before the Closing Date.

     (b) Consents. Global shall have obtained all approvals, authorizations and consents required to consummate the transactions contemplated hereby upon terms and subject to conditions satisfactory to in the Western Stockholders in their sole discretion and those approvals, authorizations and consents shall be in full force and effect. The Western Stockholders shall have been furnished with appropriate evidence, reasonably satisfactory to it and its counsel, of the granting of such approvals, authorizations and consents.

11. Nature and Survival of Representations, Warranties and Covenants. All statements contained herein or in any certificate, schedule or other document delivered pursuant hereto shall be deemed representations and warranties by the party delivering the same. All representations and warranties and covenants shall survive the Closing Date. All representations and warranties contained in this Agreement and in the disclosure schedules or in any certificates or other documents delivered pursuant hereto shall not be deemed to be waived or otherwise affected by any prior knowledge of, or any investigation made by or on behalf of, any party hereto. All covenants and agreements shall survive the consummation of the transactions contemplated hereby.

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


12. Indemnification.

     (a) Indemnification by Global. Global shall indemnify and hold harmless Western and the Western Stockholders from and against any Liabilities, damages, losses, claims, Liens, costs or expenses (including reasonable attorneys' fees) of any nature insofar as a Loss (or actions in respect thereof), whether existing or accruing prior or subsequent to the Closing Date, arises out of or is based upon any misrepresentation or breach of any of the warranties, covenants or agreements made by Global in this Agreement or in any certificate, Schedule, document or Exhibit referenced hereby or attached hereto relating to Global.

     (b) Indemnification by the Western Stockholders. The Western Stockholders, severally and not jointly, shall indemnify and hold harmless Global from and against any Liabilities, damages, losses, claims, Liens, costs or expenses (including reasonable attorneys' fees) of any nature insofar as a Loss (or actions in respect thereof), whether existing or accruing prior or subsequent to the Closing Date, arises out of or is based upon any misrepresentation or breach of any of the warranties, covenants or agreements made by the Western Stockholders in this Agreement or in any certificate, Schedule, document or Exhibit referenced hereby or attached hereto relating to Western or the Western Stockholders. Notwithstanding the foregoing, unless such misrepresentation is knowingly made or such breach is willful, the indemnity provided in this Article shall be limited to the extent of the fair market value of the Purchase Price Shares issued to such Stockholder, and may be satisfied at the option of such Stockholder by surrendering to Global (in proportion to the number of Purchase Price Shares held by each of them immediately after the Closing) a number of Global shares of the fair market value equal to the amount of the Loss.

     (c) Indemnification by Western. Western shall indemnify and hold harmless Global from and against any Liabilities, damages, losses, claims, Liens, costs or expenses (including reasonable attorneys' fees) of any nature insofar as a Loss (or actions in respect thereof), whether existing or accruing prior or subsequent to the Closing Date, arises out of or is based upon any misrepresentation or breach of any of the warranties, covenants or agreements made by Western in this Agreement or in any certificate, Schedule, document or Exhibit referenced hereby or attached hereto relating to Western.

     (d) Procedure for indemnification. A claim for indemnification for any matter may be asserted by written notice to the party from whom indemnification is sought.

13. Termination; Amendment; Waiver.

     (a) Termination. This Agreement and the transactions contemplated hereby may be terminated at any time prior to the Closing:

         (i) by mutual written agreement of Global and Western;

         (ii) by Western, on the one hand, or Global, on the other hand, in the event the other makes a material misrepresentation or breaches a covenant, agreement or warranty set forth in this Agreement, but such non-misrepresenting or non-breaching party's election to terminate shall not limit, waive or prejudice such party's remedies at law or in equity.

     In the event this Agreement is terminated as provided in this section, this Agreement shall become void and of no further force and effect and no party hereto shall have any further liability to any other party hereto. Expenses shall survive and continue in full force and effect notwithstanding termination.

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


     (b) Amendment. This Agreement may be amended by action taken by the Parties by an instrument in writing.

     (c) Extension; Waiver. At any time prior to the Closing Date, Western, the Western Stockholders and Global may (i) extend the time for the performance of any of the obligations or other acts of the other; (ii) waive any inaccuracies in the representations and warranties contained herein or in any document, certificate or writing delivered pursuant hereto or thereto; and (iii) waive compliance with any of the agreements or conditions contained herein. Any agreement on the part of any party to any such extension or waiver shall be valid only if set forth in an instrument in writing signed by or on behalf of such party.

14. Miscellaneous.

     (a) Entire Agreement; Assignment. This Agreement, together with all Exhibits, constitutes the entire agreement among the Parties with respect to the subject matter hereof and supersedes all other prior agreements and understandings, both written and oral, among the Parties or between any of them with respect to the subject matter hereof. All references to Sections, Exhibits and Schedules shall be deemed references to such parts of this Agreement unless the text requires otherwise. This Agreement shall not be assigned by operation of law or otherwise.

     (b) Notices. All notices, requests, claims, demands and other communications hereunder shall be in writing and shall be given or made as of the date delivered or mailed if delivered in person, by telecopy, cable, telegram or telex, or by registered or certified mail (postage prepaid, return receipt requested) to the respective Parties as follows:

         If to Global:

                  Global Decs Inc.,
                  2750 Cisco Drive South
                  Lake Havasu City, Arizona 86403
                  Phone:  928-680-5513
                  Fax:    928-680-7066
                  E-Mail  Summa@citlink.net
         Attn.:   Michael M. Chaffee, President


         If to The Western Stockholders:

         At the addresses set forth in Exhibit A

         If to Western:

                  Western Sierra, Inc
                  5805 North Grand, suite D
                  Oklahoma City, OK  73118
                  Phone:   405-843-3964
                  Fax:     405-843-9975
         Attn:    Dennis Atkins

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


or to such other address as the Person to whom notices is given may have previously furnished to the others in writing in the manner set forth above.

     (c) Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Utah, without giving effect to applicable principles of conflicts of laws thereof.

     (d) Costs; Expenses; Legal Fees. Each of the Parties shall pay its own costs and expenses in connection with the transactions contemplated by this Agreement, it being understood that none of the parties shall be responsible for the other's costs and expenses.

     (e) Parties in Interest. This Agreement shall be binding upon and inure solely to the benefit of each party hereto, its successors and assigns.

     (f) Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed to be an original, but all of which shall constitute one and the same agreement.

     (g) Specific Performance. Irreparable damage would occur if any of the provisions of this Agreement were not performed in accordance with the terms hereof, and the parties shall be entitled to specific performance of the terms hereof, in addition to any other remedy at law or equity.

     (h) Construction. The parties have participated jointly in the negotiation and drafting of this Agreement. In the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the parties and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any of the provisions of this Agreement. Any reference to any federal, state, local, or foreign statute or law shall be deemed also to refer to all rules and regulations promulgated thereunder, unless the context requires otherwise. The word "including" shall mean including without limitation. Nothing in the Schedules shall be deemed adequate to disclose an exception to a representation or warranty made herein unless the Schedule identifies the exception with reasonable particularity and describes the relevant facts in reasonable detail. Without limiting the generality of the foregoing, the mere listing (or inclusion of a copy) of a document or other item shall not be deemed adequate to disclose an exception to a representation or warranty made herein (unless the representation or warranty has to do with the existence of the document or other item itself). The parties intend that each representation, warranty, and covenant contained herein shall have independent significance. If any party has breached any representation, warranty, or covenant contained herein in any respect, the fact that there exists another representation, warranty, or covenant relating to the same subject matter (regardless of the relative levels of specificity) which the party has not breached shall not detract from or mitigate the fact that the party is in breach of the first representation, warranty, or covenant.

     (i) Incorporation of Exhibits and Schedules. The Exhibits and Schedules identified in this Agreement are incorporated herein by reference and made a part hereof.


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     IN WITNESS WHEREOF, each of the parties has caused this Agreement to be executed on its behalf by its officers thereunto duly authorized, or individually, as the case may be, all as of the day and year first above written.


                              GLOBAL DECS CORP


                              By:          /s/ Michael M. Chaffee
                                  --------------------------------------------
                              Name:        Michael M. Chaffee
                              Title:       President



                              WESTERN SIERRA , INC.


                              By:          /s/ C.B. Johnson
                                  --------------------------------------------
                              Name:        C.B. Johnson, II
                              Title        Chairman and Chief Executive Officer



                              WESTERN STOCKHOLDERS

                               See Exhibit  A (Incorporated for reference only)


                                List of Exhibits
                                ----------------


Exhibit A           Shareholders of Western

Exhibit B           Intellectual Property of Global

Exhibit C           Western Financial Statements

Exhibit D           Assets and Intellectual Property of Western

Exhibit E           Articles and By-Laws of Western


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